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                                                                    EXHIBIT 21.1

                        EQUITY CORPORATION INTERNATIONAL

                  LIST OF SUBSIDIARIES AS OF DECEMBER 31, 1997

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                                                                       STATE OF
                                 COMPANY                             INCORPORATION
                                 -------                             -------------
 1.    ECI Capital Corporation.....................................       DE
 2.    ECI Capital Corporation Limited.............................   AB, Canada
 3.    ECI-Carr Funeral Home, Inc..................................       DE
 4.    ECI-Henderson Funeral Home, Inc.............................       DE
 5.    ECI Life Insurance Agency, Inc..............................       MA
 6.    ECI Management Services Inc.................................       DE
 7.    ECI Services, Inc...........................................       DE
 8.    ECI Services of Canada Limited..............................   SD, Canada
 9.    Equity Corporation International of Texas...................       TX
10.    ECI-Chapel Hill, Inc........................................       DE
11.    ECI Services of Alabama, Inc................................       DE
12.    ECI Services of Arizona, Inc................................       DE
13.    ECI Services of Arkansas, Inc...............................       DE
14.    Nelson Acquisition Company..................................       AR
15.    ECI Services of California, Inc.............................       DE
16.    ECI Services of Connecticut, Inc............................       DE
17.    ECI Services of Florida, Inc................................       DE
18.    San Jose Funeral Home, Inc..................................       FL
19.    Stowers Funeral Home, Inc...................................       FL
20.    ECI Services of Georgia, Inc................................       DE
21.    ECI Services of Illinois, Inc...............................       DE
22.    ECI Services of Indiana, Inc................................       DE
23.    Carmony Funeral Homes, Ltd..................................       IN
24.    ECI Services of Iowa, Inc...................................       DE
25.    Willim Funeral Home, Inc....................................       IA
26.    ECI Services of Louisiana, Inc..............................       DE
27.    ECI Services of Maine, Inc..................................       DE
28.    ECI Services of Massachusetts, Inc..........................       DE
29.    ECI Services of Minnesota, Inc..............................       DE
30.    ECI Services of Mississippi, Inc............................       DE
31.    Waters Funeral Home, Inc....................................       MS
32.    ECI Services of Missouri, Inc...............................       DE
33.    ECI Services of Nebraska, Inc...............................       NE
34.    ECI Services of New Hampshire, Inc..........................       DE
35.    Fleury & Patry Funeral Homes, Inc...........................       NH
36.    ECI Services of New Jersey, Inc.............................       DE
37.    H.T. Layton & Son Home for Funerals, Inc....................       NJ
38.    ECI Services of New Mexico, Inc.............................       DE
39.    ECI Services of New York, Inc...............................       DE
40.    Alvah Halloran and Son, Inc.................................       NY
41.    Light's Funeral Home, Inc...................................       NY
42.    Eldan Holding Corp., Inc....................................       NY
43.    Daniel J. Schaefer., Inc....................................       NY
44.    ECI Services of North Carolina, Inc.........................       DE
45.    ECI Services of Ohio, Inc...................................       DE
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
                                                                       STATE OF
                                 COMPANY                             INCORPORATION
                                 -------                             -------------
46.    Hahn Funeral Home, Inc......................................       OH
47.    Halteman-Fett & Dyer Funeral Home, Inc......................       OH
48.    ECI Services of Oklahoma, Inc...............................       DE
49.    Altebaumer Funeral Homes, Inc...............................       OK
50.    Ray Smith Funeral Home, Inc.................................       OK
51.    ECI Services of South Carolina, Inc.........................       DE
52.    ECI Services of South Dakota, Inc...........................       DE
53.    ECI Services of Texas, Inc..................................       DE
54.    Gipson Funeral Home, Inc....................................       TX
55.    ECI Services of Vermont, Inc................................       DE
56.    ECI Services of Virginia, Inc...............................       DE
57.    ECI Services of West Virginia, Inc..........................       DE
58.    ECI Services of Wisconsin, Inc..............................       DE
59.    Fuller-Speckien Funeral Home, Inc...........................       WI
60.    Huntsville Funeral Home, Inc................................       TX
61.    ECI Stowers, Inc............................................       DE
62.    JPH Properties, Inc.........................................       TX
63.    Lake View Funeral Home, Inc.................................       IL
64.    Professional Funeral Associates, Inc........................       TX
65.    ECI Cemetery Services, Inc..................................       DE
66.    ECI Cemetery Management Services, Inc.......................       DE
67.    ECI Cemetery Services of Alabama, Inc.......................       DE
68.    ECI Cemetery Services Arkansas, Inc.........................       DE
69.    ECI Cemetery Services of California, Inc....................       DE
70.    ECI Cemetery Services of Florida, Inc.......................       GA
71.    Beverly Hills Memorial Gardens, Inc.........................       FL
72.    ECI Cemetery Services of Georgia, Inc.......................       GA
73.    ECI Cemetery Services of Illinois, Inc......................       DE
74.    Lake View Memorial Gardens, Inc.............................       IL
75.    ECI Cemetery Services of Iowa, Inc..........................       DE
76.    ECI Cemetery Services of Maryland, Inc......................       DE
77.    ECI Cemetery Services of Missouri, Inc......................       DE
78.    The Oak Hill Realty Company.................................       MO
79.    ECI Cemetery Services of New Mexico, Inc....................       DE
80.    ECI Cemetery Services of North Carolina, Inc................       GA
81.    ECI Cemetery Services of Oklahoma, Inc......................       DE
82.    ECI Cemetery Services of Oregon, Inc........................       DE
83.    ECI Cemetery Services of South Carolina, Inc................       GA
84.    ECI Cemetery Services of Tennessee, Inc.....................       TN
85.    ECI Cemetery Services of Texas, Inc.........................       TX
86.    Garden of Memories Memorial Park of Lufkin, Inc.............       TX
87.    ECI Cemetery Services of Virginia, Inc......................       VA
88.    ECI-Sunny Lane, Inc.........................................       DE
89.    Lake View Management Company, Inc...........................       DE
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